Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
10.	Income Taxes

The Company is subject to the provisions of Financial Accounting Standards Board Accounting Standard Codification 740-10 (“FASB ASC 740-10”), and has analyzed its various federal and state filing positions. The Company believes that its income tax filing positions and deductions are documented and supported. Additionally the Company believes that its accruals for tax liabilities are adequate. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FASB ASC 740-10. The Company’s Federal income tax returns are open for examination by taxing authorities for all tax years after December 31, 2007. The Company has elected to record any related interest and penalties, if any as income tax expense on the consolidated statements of income.

For income tax purposes, the Company has certain TRS entities that have been established and in which certain real estate activities are conducted.

As of December 31, 2011, the Company has estimated a current income tax liability of approximately $128,000 and a deferred income tax liability in the amount of $705,000. As of December 31, 2010, the Company had estimated a current income tax liability of approximately $17,000 and a deferred income tax liability in the amount of $705,000. This deferred income tax balance represents the federal and state tax effect of deferring income tax in 2007 on the sale of an asset under section 1031 of the Internal Revenue Code. This transaction accrued within the TRS entities described above. During the years ended December 31, 2011, and 2010, we incurred total current federal and state tax expense of $429,000, and $284,000, respectively.